Securities & Exchange Commission
Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of report: September 18, 1997

Lotus Pacific, Inc.
(Exact name of registrant as specified in its charter)

Delaware
State of Organization

33-3272-W
Commission File Number

52-1947160
Employer Identification Number

200 Centennial Avenue, Suite 201, Piscataway, New Jersey 08854
Address of Principal Executive Office

(908) 885-1750
Registrant's Telephone Number, Including Area Code


Item 2.  Equity Exchange and Acquisition.

Effective as of September 18, 1997, the Board of Director adopted a resolution to issue 6,000,000 shares of common stock of the Company with par value of $0.001 per share to Rightiming Electronics Corp. in exchange for 6,000,000 shares of common stock of Regent Electronics Corp.

This equity exchange increased the Company's equity interest in Regent Electronics Corp. to 92.3%. The Company owned 70% of the equity interest in Regent Electronics Corp. and Rightiming Electronics Corp. owned the remaining 30% interest before the equity exchange.

As a result of said equity exchange and acquisition, the Company has 46,809,054 shares of common stock outstanding and 4,300 shares of Series A Preferred Stock outstanding.

All matters referred to were approved by the written consent of a majority in interest of the holders of the Corporation's outstanding shares of common stock.

Item 7.  Financial Statements and Exhibits

(a) The financial statements reflecting increase in the Company's holding of equity interest in Regent Electronics Corp.
will be filed within 45 days by the Company in the form of Form 10-Q.

(b) Form of Stock Exchange Agreement dated September 18, 1997 relating to the equity exchange is enclosed.



Exhibits

Stock Exchange Agreement

This Agreement is made between Rightiming Electronics Corp. (hereinafter "Rightiming") and Lotus Pacific, Inc. (hereinafter "Lotus") on
September 18, 1997.

WHEREAS, Rightiming beneficially owns 6,000,000 shares of common stock of Regent Electronics Corp., and Lotus has the right to issue
6,000,000 shares of common stock of Lotus Pacific, Inc.

WHEREAS, Both parties expressed their willingness to exchange for the equity positions owned by the other party.

For good consideration the parties hereby agree as follows:

1. Rightiming shall transfer 6,000,000 shares of common stock of Regent Electronics Corp., which it currently owns, to Lotus in exchange for 6,000,000 shares of common stock of Lotus Pacific, Inc., which shall be issued by Lotus.

2. Lotus shall issue 6,000,000 shares of common stock of Lotus
Pacific, Inc. to Rightiming to acquire 6,000,000 shares of common stock of Regent Electronics Corp., which is currently owned by Rightiming.

3. Upon signing by both parties, the present Agreement shall take effect immediately. Rightiming shall transfer 6,000,000 shares of common stock of Regent Electronics Corp. it currently owns to Lotus, and Lotus shall cause its stock transfer agent to issue 6,000,000 shares of its common stock to Rightiming as soon as practicable.

4. Rightiming is aware that the 6,000,000 shares to be issued by Lotus Pacific, Inc. are restricted securities as defined in Rule 144 of Securities Act of 1933.

5. Rightiming warrants and covenants to Lotus that Rightiming is the exclusive owner of said 6,000,000 shares of common stock of Regent
Electronics Corp. and said shares are free of 	any lien, mortgages or other
encumbrances.

6. Lotus warrants and covenants to Rightiming that the said shares to be issued are free of any lien, mortgages or other encumbrances.

7. All the matters related to the present agreement shall be governed in accordance with the laws of the State of Delaware.

8. This Agreement may be executed in two counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

9. This Agreement shall be binding upon the parties hereto and inure to the benefit of the parties, their respective administrators, executors, successors and assigns.

IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

For and on behalf of Rightiming Electronics Corp.
/s/
Richard Ho, President

For and on behalf of Lotus Pacific, Inc.
/s/
James Yao, President

SIGNATURE

Pursuant to the requirements of the Securities & Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Lotus Pacific, Inc.

/s/
James Yao, President

Dated:	September 18, 1997